                                SEVENTH AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

      Seventh Amendment dated as of September 30, 1999 (the "Amendment"), by and between (a) QUAKER FABRIC CORPORATION OF FALL RIVER, a Massachusetts corporation (the "Company"), QUAKER TEXTILE CORPORATION, a Massachusetts corporation ("Quaker Textile") and QUAKER FABRIC MEXICO, S.A. de C.V., a Mexican corporation ("Quaker Mexico", and along with the Company and Quaker Textile, the "Borrowers"), (b) QUAKER FABRIC CORPORATION, a Delaware corporation (the "Parent"), (c) the banks (collectively, the "Banks") listed on the signature pages hereto, and (d) BANKBOSTON, N.A. (f/k/a The First National Bank of Boston) as agent (the "Agent") for the Banks, amending certain provisions of the Amended and Restated Credit Agreement dated as of December 18, 1995 (as amended and in effect from time to time, the "Credit Agreement") by and between the Borrowers, the Parent, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

      WHEREAS, the Borrowers, the Parent and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

      NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      'SS'1. Amendment to Section 5 of the Credit Agreement. Section 5.23(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(b) Debt Service Coverage Ratio. The Parent and the Company
            shall not permit the Debt Service Coverage Ratio, calculated as of the last day of each fiscal quarter of the Parent and its Subsidiaries, to be less than (A) 1.00 to 1.00 for the period of four consecutive fiscal quarters ending October 2, 1999, (B) 1.00 to
            1.00 for the period of four consecutive fiscal quarters ending January 1, 2000, (C) 1.25 to 1.00 for the period of four consecutive fiscal quarters ending April 1, 2000 and (D) 1.50 to 1.00 for each period of four consecutive fiscal quarters ending after April 1, 2000."

      'SS'2. Conditions to Effectiveness. This Amendment shall not become effective until the Agent receives the following:

            (a) a counterpart of this Amendment, executed by the each of the Borrowers, the Parent and the Majority Banks; and

            (b) an amendment fee of $20,000 paid by the Borrowers to the Agent for the pro rata account of each Bank based on such Bank's Commitment percentage.

      'SS'3. Representations and Warranties. The representations and warranties of the Borrowers and the Parent contained in the Credit Agreement were true and correct when made and continue to be true and correct on and as of the date hereof as if made on the date hereof except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and to the extent that such representations and warranties relate expressly to an earlier date. No Default or Event of Default has occurred and is continuing.

      'SS'4. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

      'SS'5. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrowers or the Parent or any rights of the Agent or the Banks consequent thereon.

      'SS'6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

      'SS'7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

                                        QUAKER FABRIC CORPORATION OF FALL RIVER

                                        By:     Paul Kelly
                                            ------------------------------------
                                            Title: Vice President Finance


                                        QUAKER TEXTILE CORPORATION

                                        By:     Paul Kelly
                                            ------------------------------------
                                            Title: Vice President Finance


                                        QUAKER FABRIC MEXICO, S.A. de C.V.

                                        By:     Paul Kelly
                                            ------------------------------------
                                            Title: Vice President Finance


                                        QUAKER FABRIC CORPORATION

                                        By:     Paul Kelly
                                            ------------------------------------
                                            Title: Vice President Finance


                                        BANKBOSTON, N.A., (f/k/a The First
                                        National Bank of Boston) as Agent, as
                                        Issuing Bank and as a Bank

                                        By:
                                            ------------------------------------
                                            Title:


                                        FLEET NATIONAL BANK


                                        By:
                                            ------------------------------------
                                            Title:

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

                                        QUAKER FABRIC CORPORATION OF FALL RIVER

                                        By:
                                            ------------------------------------
                                            Title:


                                        QUAKER TEXTILE CORPORATION

                                        By:
                                            ------------------------------------
                                            Title:


                                        QUAKER FABRIC MEXICO, S.A. de C.V.

                                        By:
                                            ------------------------------------
                                            Title:


                                        QUAKER FABRIC CORPORATION

                                        By:
                                            ------------------------------------
                                            Title:


                                        BANKBOSTON, N.A., (f/k/a The First
                                        National Bank of Boston) as Agent, as
                                        Issuing Bank and as a Bank

                                        By:     Christopher S. Allen
                                            ------------------------------------
                                            Title: Director


                                        FLEET NATIONAL BANK


                                        By:
                                            ------------------------------------
                                            Title: